INVESTOR UPDATE 2Q 2023

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s subsequent Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission; adverse developments in the financial services industry generally such as the recent bank failures and any related impact on depositor behavior; risks related to the sufficiency of liquidity; the potential adverse effects of unusual and infrequently occurring events such as the COVID-19 pandemic and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the impact on financial markets from geopolitical conflicts such as the war between Russia and Ukraine; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press release as of and for the quarter ended March 31, 2023. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2

Quarter-to-Date Financial Update 3 1 Stable Deposits –WAL’s deposit balances stabilized by March 20 and resumed growth trajectory • QTD deposit growth exceeded $2 billion as of May 12, up from $47.6 billion as of March 31 2 Balance Sheet Repositioning On Track – Imminent completion of ~50% in sales of the $6 billion of loans reclassified to HFS in 1Q23 5 Insured Deposit Strength – >79% as of May 12, up from 68% as of March 31 4 HFI Loan / Deposit Ratio Improvement – 94% as of May 12, compared to ~98% as of March 31 6 Strong Asset Quality – Supported by conservative underwriting standards & loan covenants Leading national commercial bank with unique combination of sustained profitability, dependable earnings, controlled high-quality growth, and protected by consistent asset quality standards 3 Enhanced Capital Base – Q2 asset sales have boosted CET1 to 9.7% & TCE/TA to 6.7% as of April 30 (as of May 12, 2023)

Priorities and Goals 4 1 Reduce reliance on non-core funding – Lower FHLB borrowings to more normal level & repay BTFP 2 Loan/Deposit ratio to the mid-80s through increased focus on cultivating full banking relationships 3 Maintain high insured deposit mix through reciprocal products 6 Organic balance sheet repositioning & surgical asset sales poised to lift CET1 above 10% by June 30 5 Prioritize multi-faceted, integrated customer relationships to foster increased deposit stickiness 7 High-touch customer relationships supported by ongoing education on WAL expertise & strength Safe and Sound Growth, Emphasizing Capital, Liquidity, and Holistic Customer Relationships 4 Accelerate HQLA growth to further enhance liquidity strength 8 Augment deposit diversification from Corporate Trust and indirect consumer channel

Western Alliance Bancorporation Overview

The Bank for All Seasons

A **national banking platform** of specialized financial services paired with attractive regional markets provides complementary, diversified revenue streams and high operating leverage to produce **industry-leading financial results**

Serving a wide range of **commercial and consumer related clients** nationwide, from corporate and small business to public and non-profit borrowers

Diversified business model provides flexibility and responsiveness to changing winds and market conditions to provide **long-term superior risk-adjusted returns**

AMERICAN BANKER	BANK DIRECTOR	S&P GLOBAL MI	FORBES	INSTITUTIONAL INVESTOR MAG
#1 Top-Performing Large Bank with Assets $50B and Above, 2022	#1 Best Emerging Regional Bank & Top 10 U.S. Banks for Growth Strategy	#2 Best-Performing of the 50 Largest Public U.S. Banks, 2021	One of Forbes' "America's Best Banks" Year After Year	2022 All-America Executive Team Best CEO & Best CFO

Summary

NYSE WAL	**Headquarters** Phoenix, AZ
IPO 2005	**Market Cap[1]** $3.4bn
Offices 57	**Employees** 3,300+
Total Assets $71.0bn	**LTM PPNR Growth** 18.4%
NPAs/Assets[3] 0.17%	**LTM ROTCE, adjusted[2]** 25.2%
LTM NCOs/ Avg. Loans 0.05%	**TBV per Share 5-Year CAGR** 16.1%

Western Alliance Bancorporation®

Note: Financial data as of March 31, 2023
1) Market data as of May 15, 2023.
2) Refer to slide 2 for further discussion of Non-GAAP financial measures.
3) Nonperforming assets includes nonaccrual loans and repossessed assets.

5

1st Quarter 2023 | Financial Highlights

Earnings & Profitability	1Q23	4Q22	Q1-22
EPS / Adjusted[1]	$1.28 / $2.30	$2.67	$2.22
Net Income / Adjusted[1]	$142.2 / $251.9	$293.0	$240.1
Net Revenue / Adjusted[1]	$551.9 / $712.2	$701.2	$555.8
Pre-Provision Net Revenue[1]	$351.6	$367.9	$306.9
Net Interest Margin	3.79%	3.98%	3.32%
Efficiency Ratio / Adjusted[1]	62.1% / 43.2%	46.9%	44.1%
ROAA / Adjusted[1]	0.81% / 1.43%	1.67%	1.64%
ROTCE, Adjusted[1]	21.9%	27.7%	23.9%
Balance Sheet & Capital			
Total Loans	$46,435	$51,862	$41,119
Total Deposits	$47,587	$53,644	$52,160
CET1 Ratio	9.4%	9.3%	9.0%
TCE Ratio[1]	6.5%	6.5%	6.7%
Tangible Book Value per Share[1]	$41.56	$40.25	$37.13
Asset Quality			
Provision for Credit losses	$19.4	$3.1	$9.0
Net Loan Charge-Offs	$6.0	$1.8	$0.2
Net Loan Charge-Offs /Avg. Loans	0.05%	0.01%	0.00%
Total Loan ACL/Funded HFI Loans[3]	0.75%	0.69%	0.73%
NPAs[2]/Total Assets	0.17%	0.14%	0.17%

Dollars in millions, except EPS

Highlights

Net Income
$142.2 million
$251.9, adjusted

EPS
$1.28
$2.30, adjusted

PPNR[1]
Q1: $351.6 million
15% YoY

ROTCE, adjusted[1]
21.9%

Loan Growth
Q1: $(5.4) billion
13% YoY

Deposit Growth
Q1: $(6.1) billion
(9)% YoY

Tangible Book Value PER SHARE[1]
$41.56
12% YoY

NPAs[2]/ Total Assets
0.17%

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Nonperforming assets includes nonaccrual loans and repossessed assets.
3) Ratio includes an allowance for credit losses of $20.8 million as of March 31, 2023 related to a pool of loans covered under 4 separate credit linked notes.

Western Alliance Bancorporation®
6

7 WAL actively adapts business and capital allocation in response to changing external environment Note: Illustrative as business objectives are not mutually exclusive and image does not represent full suite of WAL divisions, products and services. Capital Call Lines Residential Mortgages Geographic Diversification Growth Trajectory Risk- Adjusted Yields Operating Leverage Risk Management Capital Allocation Lot Banking Hotel Franchise Finance HOA Corporate Finance Municipal & Nonprofit National Business Lines Regional Banking Divisions Organic Growth Dividends M&A Share Repurchases Ample growth potential Deep segment & product expertise supports cyclical business lines Highly efficient lending & deposit platforms Pristine asset quality Superior total shareholder returns Growth trajectory maintained with prudent credit risk management CRE Technology & Innovation Warehouse Lending Mortgage Banking Diversified Business Model Provides Flexibility Across Economic Cycles

Balance Sheet Repositioning Plan

Balance sheet repositioning, which included surgical sale of assets and Loan HFS reclassifications, resulted in net non-operating charges of $110 million, but will have an immediate accretive impact to regulatory capital and allow us to prioritize core client relationships with holistic lending, deposit and treasury management needs

1 HFI Reclassification

Surgically selected loan reclassifications from Held-For-Investment to Held-For-Sale portfolio

- **Reclassified $6.0 billion of HFI loans to HFS at an average mark of ~2%**
  - One-time Loan FV Charge: $123mm (After-Tax: $92mm)
  - CET1 Impact: -12 bps
- **Prioritizing core client relationships with holistic lending, deposit, and treasury management needs**
  - Non-Core C&I
  - Syndicated Shared National Credits (SNCs)
  - Capital Call & Subscription Lines (EFR)
  - Select Residential RE
  - Early Buyout Resi. (EBOs)
  - Equipment Finance leases
  - Non-Core CRE

1Q23 P&L Impact

$110mm Net Non-Operating Loss Breakdown ($mm)



Other
Loans Sold
HFI Reclass
Sec Sold & Debt Exting
$5.2
$12.7
$92.2
-$0.5

Marks for future contracted and planned loan sales are already included in Q1 HFI reclassification fair value adjustment

2 Select Asset Dispositions

Significant progress in executing surgical asset sales to expeditiously improve capital and liquidity, and reduce wholesale borrowings

CET1 Benefit

A — Completed (1Q23)

- **~$1.74 billion asset sales completed in Q1**
  1. EFR & SNC loan sales
  2. Other loan sales — ~$920mm loan sales
  3. MSR sales — $360mm MSR sales
  4. Select security sales (Primarily CLOs) — $460mm securities sales
- **Unwind of Inefficient CLNs**
  1. MWL $242mm 2. EFR $25mm

+17 bps

B — Contracted (2Q23)

- **$3.0bn loans contracted for sale in Q2**
  - ~$2.3bn in loan dispositions QTD
- **Unwind of inefficient CLNs**
  - $275mm EFR CLN repaid QTD

+33 bps

C — Remaining (2023)

- **~$3.0bn HFS loans remaining**

Note: Balance sheet information as of 3/31/23

Western Alliance Bancorporation®

8

9 • Strong organic capital generation drove net CET1 increase in 1Q23 and allowed us to raise liquidity through other B/S actions • HFS reclassification in 1Q23 optimizes RWA and positions for stronger capital build going forward through asset sales (with a material amount under contract) • HFS loan sales provide capital benefit through RWA release • Loan marks taken on reclassified HFS loans provide confidence of expected capital benefit from planned sales • 1H23 completed and planned actions and organic capital generation accelerate attainment of >10% capital goal by 2Q23 Highlights $5.6 $4.8 $2.2 Dollars in billions, unless otherwise indicated CET1 Ratio 4Q22 HFI Reclass. to HFS Asset Sales 1Q23Organic Capital Generation Asset Sales CLN (EFR) Unwind 2Q23 Target 2Q23 Target CET1 >10% CLN (WH) Unwind B/S Growth 0.51% -0.18% HFS Loan Sales (Planned) & RWA Release Organic Capital Generation + B/S Growth Net 33 bps increase Net 17 bps increase Net 2 bps increase Locked-in CET1 Build 9.71% Additional 2Q23 Capital Generation 21 BA C2 2 Achieved 9.7% CET1 at 4/30 QTD Capital Update & Projected Build by June 30

10 • 1Q23 Adjusted ROAA of 1.43% vs. 1.67% for 4Q22 and 1.64% ROAA for 1Q22 • WAL is top decile in ROAA • 1Q23 CET1 of 9.4% and ~9.7% as of April 30th • Adj. CET1 (inclusive of AOCI and HTM unrealized marks) increased to ~8.1% in 1Q23 from ~7.9% in 4Q22 • WAL is at median for Adj. CET1 Highlights 1) 1Q23 ROAA adjusted ROAA vs. Adj. CET1 (Incl. of AOCI and HTM Unrealized Securities Marks) for Top 50 Banks by Assets CET1 Adj. for AOCI & HTM (1Q23) RO A A (1 Q 23 4 Q ua rt er A ve ra ge ) 6.50 FCNC.A JPM BAC C WFC USB TFC PNC CFG FITB MTB KEY HBAN RFCMA ZION FHN WBS WAL BPOP EWBC VLY SNV COLB WTFC CADE CFRONB BOKF PNFP SSB PACW FNB ASBUMBF PB HWC BKU CBSH FIBK UBSI OZK TCBIGBCI SFNC FULT ABCB UCBI FHB 0.50 0.70 0.90 1.10 1.30 1.50 1.70 1.90 2.10 2.30 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 1 1 Strong Earnings & Capital Less Unrealized Sec. Marks

JPM BAC WFC USB TFC PNC CFG FCNC.A FITB MTB KEY HBAN RF NYCB CMA ZION FHN WBS WAL BPOP EWBC VLY SNV COLB WTFC CADE CFR ONB BOKF PNFP SSB PACW FNBASB UMBF PB HWC BKU CBSH FIBK UBSI OZK TCBI GBCI SFNC FULT ABCB UCBI FHB 45% 50% 55% 60% 65% 70% 75% 80% 85% 40%50%60%70%80%90%100% 11 • WAL prioritizes core client relationships to fulfill customers’ holistic banking needs • Controlling growth by emphasizing deposit relationships has lowered the HFI Loan/Deposit ratio from ~98% as of March 31 to 94% as of May 12 • WAL has the highest insured deposit percentage among the top-50 largest U.S. banks • WAL has successfully retained deep- rooted relationships and those for which we offer proprietary, integrated treasury management technology • Of depositors, ~85% have multiple products (deposits, TM, loans) Highlights Loan-to-Deposit Ratio In su re d De po si ts * Focused Efforts to Drive Increased Deposit Liquidity Deposit-led growth driving loan-to-deposit ratio to mid-80s 1) Insured Deposit % as of March 31, 2023, except for WAL, which is as of May 12, 2023. Deposit insurance includes direct, collateralized, pass-through, and insured networks WAL Loan-to-Deposit % uses HFI Loans Source: S&P Global Market Intelligence, 1Q23 company earnings presentations, and 1Q23 Call Reports 1 Insured Deposits vs. Loan / Deposit Ratio for Top 50 Banks by Assets

Specialized, High Quality Loan Portfolio

Diversified by product, client-type and geography emphasizing underwriting discipline

1Q23 Loans HFI by Product Type



33%
33%
4%
21%
9%
Residential
C&D
CRE, NOO
CRE, OO
C&I
$46.4 billion

1Q23 Loans HFI by Borrower Type



C&D 9%
Other; 1%
Warehouse Lending 10%
Equity Fund Resources 2%
Municipal & Nonprofit 3%
Tech & Innovation 5%
Residential 32%
Other C&I 13%
CRE, OO 4%
CRE, NOO 12%
Hotel Franchise Finance 9%

- Accelerated growth in NBLs and Residential has contributed to **loan diversification and evolution of strategy** into low-to-no-loss loan categories
- **~66%** of 3-year growth in low-to-no-loss categories

Loans HFI and Yields



5.43%
5.23%
5.18%
5.40%
5.62%
5.82%
5.83%
4.79%
4.32%
4.74%
6.28%
$6.8
$8.4
$11.1
$13.2
$15.1
$17.7
$21.1
$27.1
$39.1
$51.9
$46.4
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
1Q23

Dollars in billions

Spot Rate
6.45%

Highlights

- Diverse mix of **regionally-focused** commercial banking divisions & **nationally-oriented** specialized businesses
- Leverages deep segment expertise to provide **specialized banking services to niche markets** across the country
- Segment-focused model supports **superior client value and company risk management**
- **National reach enables selective relationships** with highest asset quality and profitability

1Q23 Loans HFS (ex-AMH Resi) Composition



2%
8%
18%
23%
6%
44%
Other C&I
Equity Fund Resources
Syndications
Mtg. WH
CRE, NOO
Residential

Yields	Average	Spot
Loans HFI	6.28%	6.45%
Loans HFS	N/A	7.34%
HFS – AMH Resi	5.90%	6.33%

Western Alliance Bancorporation®

12

Demonstrated Conservative Credit Culture



Classified Loans / Loans
2.99%
2.56%
2.10% 2.10% 2.03%
1.87%
1.62%
1.50%
1.37% 1.39%
1.77%
1.40%
1.23% 1.23%
1.14% 1.14% 1.18%
0.70% 0.82% 0.74% 0.70% 0.93%
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 MRQ[1]



Non-Accrual Loans / Loans
1.11%
0.77%
0.81%
0.73% 0.74%
0.56%
0.50%
0.44% 0.40%
0.55%
0.44%
0.31% 0.29%
0.16%
0.27%
0.43%
0.33%
0.27%
0.34%
0.19% 0.16%
0.23%
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 MRQ[1]



Net Charge-Offs / Average Loans
0.25%
0.14%
0.13%
0.12%
0.18% 0.16% 0.15% 0.15%
0.19%
0.10%
0.06% 0.06%
0.02%
0.01%
0.06%
0.02%
0.06%
0.02% 0.00%
0.05%
-0.07% -0.06%
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 MRQ[1]

WAL — Peers ---- Top Quartile

Highlights

- A decade of business transformation has resulted in consistent relative outperformance in asset quality and credit metrics
- Asset quality remained strong during height of the pandemic
- Improvement / stabilization in non-accruals reflects **timely identification and resolution of problem loans before realizing losses**
- **Credit mitigation expertise** is critical with a weaker macro backdrop
- **A quarter of the loan portfolio is credit protected**, consisting of government guaranteed, Credit Linked Notes-protected, and cash secured assets[2]

Western Alliance Bancorporation®

Note: Peers consist of 34 publicly traded banks headquartered in the U.S. with total assets between $25B and $150B as of March 31, 2023
Source: S&P Global Market Intelligence
1) MRQ is 1Q23 for WAL and some peers and 4Q22 for the remainder
2) As of March 31, 2023, CLNs cover a substantial portion of Residential ($9.5 billion) loans outstanding

13

Demonstrated Conservative Credit Culture 14 Deliberate business transformation, emphasizing underwriting specialization and diversification strategy, has produced sustained superior asset quality with reduced dispersion in realized credit losses Note: Peers consist of 34 publicly traded banks headquartered in the U.S. with total assets between $25B and $150B as of March 31, 2023 Source: S&P Global Market Intelligence 0.00% 0.30% 0.60% 0.90% 1.20% Annualized Net Charge-Offs 1Q14 - 1Q23 Max Average 5.25% Peer Group Maximum of Peers Avg of Peers Minimum of Peers Amount Bank Amount Amount Bank Average 37 bps HWC 15 bps 1 bp WAL Maximum 525 bps HWC 70 bps 13 bps WAL

Substantial Reserve Levels

Reserve levels enhanced by credit protection and low loss loan categories



Adjusted Total Loan ACL / Funded Loans: 1Q23
0.75%
0.95%
0.20%
0.97%
0.02%
1.15%
0.06% EBOs³
0.12% Resi
1.36%
0.21%
Total Loan ACL / Funded Loans¹,²
1
- Loans Covered by CLNs
2
- EFR Loans
3
- Residential Loans
4
- Mortgage Warehouse Loans
5

Highlights

- WAL remains appropriately reserved, especially when considering credit protection from Credit Linked Notes (CLNs) and historically low loss loan categories
- **Total Loan ACL / Funded Loans** increased to **0.75%** in Q1 as a result of heightened economic uncertainty
  - Total Loan ACL / Funded Loans less loans covered by CLNs is **0.95%**
  - Total Loan ACL / Funded Loans less loans covered by CLNs and select no-to-low-loss loan categories (EFR, Residential, and Mortgage Warehouse) is **1.36%**
    - **> 7x historical maximum annual loss rate[4]**
- **Reserves are a multiple of average losses times portfolio duration**
  - Estimated weighted average duration of the loan portfolio is < 4 years
  - Adj. total ACL covers > 20x historical average annual loss rate[4] x duration

1) Total Loan ACL includes allowance for unfunded commitments
2) Ratio includes an allowance for credit losses of $20.8 million as of March 31, 2023 related to a pool of loans covered under 4 separate credit linked notes
3) Early Buyout Loans are government guaranteed
4) See slide 14

Western Alliance Bancorporation®
15

Note: Borrowings include customer repurchase agreements; Cost of Funds defined as total expense paid on interest bearing liabilities divided by the sum of average interest- bearing liabilities and average non-interest bearing demand deposits. Diversified funding channels provide secular growth trends and reflect long- term relationships Scalable, Differentiated Deposit Franchise 16 • $47.6 billion in total deposits as of 3/31 typically tied to lending relationships • > $2 billion of Q2 QTD deposit growth • WAL benefits from holding customer’s primary relationship • Scalable national funding channels, such as HOA, Settlement Services, Business Escrow Services, and Tech & Innovation • Core deposits fund balance sheet growth • 98% Loan-to-Deposit ratio as of 3/31 • 94% Loan-to-Deposit ratio as of 5/12 • 35% of total deposits are noninterest- bearing (~48% Earnings Credit Rate-related) • ECR-related deposit balances of $13.4 bn • ~59% associated with non-interest bearing accounts 1Q23 Deposit Base $5.6 $6.6 $7.9 $8.9 $9.5 $11.7 $14.3 $18.5 $26.3 $33.9 $31.1 $2.2 $2.3 $4.1 $5.6 $7.4 $7.5 $8.5 $13.4 $21.3 $19.7 $16.5 $0.5 $0.5 $0.4 $0.4 $0.8 $0.9 $0.4 $1.0 $2.4 $7.2 $16.7 0.39% 0.36% 0.30% 0.31% 0.37% 0.64% 0.86% 0.34% 0.25% 0.80% 2.27% -50.00%49.2- 8.4047.6%- 6.804 .0- 5.20%44.4- 3.6042.8%- .0041.2- 0.40%39.6- 8.803 .0%- 7.2036.4- 5.60%34.8- .0033.2%- 2.4031.6- 0.80%3 .0-29.208.4%-27.606.8-2 .00%5.2-24.403.6%-22.80.0-21.20%0.4-19.608.8%-1 .007.2-16.40%5.6-14.80.0%-13.202.4-11.60%0.8-1 .009.2%-8.407.6-6.80%.0-5.204.4%-3.602.8- .00%1.2-0.400.40%1.22.00.8%3.604.45.20%6.0.807.6%8.40 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 Interest Bearing Deposits Non-Interest Bearing Deposits Total Borrowings Cost of Funds Deposits, Borrowings, and Cost of Funds 24.3% CAGR .3% CAGR Dollars in billions Highlights 1Q23 Deposit Composition 35% 20%10% 15% 7% 1% 12%Regions Mtg WH Tech & Innov. HOA Sttlmt Svcs Bus. Escrow Svcs Other 35% 29% 22% 14% Nonint. Bearing DDA MMDA & Savings Interest Bearing DDA CDs ~48% of NIB DDAs are ECR-related Spot Rate 2.76% $47.6 billion

17 Daily Deposit Trends (1/4/21 – 2/28/23) • Intra-month deposit trends reflect typical cyclicality in escrow deposit flows and mortgage warehouse disbursements (principal & interest and tax & insurance payments) • Prioritizing growth in tax & insurance accounts in Mortgage Warehouse to dampen intra-month cyclicality • On average, deposits have grown ~2.0% per month, inclusive of normal monthly cyclicality Highlights 1 1 End of Month Deposit Trends (1/4/21 – 2/28/23) $30 $35 $40 $45 $50 $55 $60 (Dollars in billions) $30 $35 $40 $45 $50 $55 $60 Historical Deposit Seasonality Trends

Leading Efficiency Produces Strong Op. Leverage

Track record of simultaneously driving industry-leading growth and efficiency

Efficiency Ratio



63.2% 62.9% 60.6% 60.6% 58.9% 56.4% 55.9% 57.1% 57.7% 53.5% 53.7%
53.3% 47.8% 47.0% 45.0% 41.4% 43.3% 42.6% 38.8% 42.9% 44.9% 62.1%
53.2% 47.6% 46.9% 44.7% 40.7% 42.2% 41.0% 37.9% 42.0% 41.1% 43.2%
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23²
WAL
WAL Adjusted
Peers

Breakdown of Non-Interest Expenses



Salaries & Employee Benefits
Other Operating Expenses
Deposit Costs
1Q22: $248.6; $9.3; $138.3; $101.0
2Q22: $268.9; $18.1; $139.0; $111.8
3Q22: $305.8; $56.2; $136.5; $113.1
4Q22: $333.4; $82.2; $125.7; $125.5
1Q23: $347.9; $86.9; $148.9; $112.1

Dollars in millions

Highlights

- Continued focus on expense management, while investing in **growth initiatives** and **scalable infrastructure** to become a leading nationwide banking platform
- **Efficiency ratio[1] increased to 62.1% year-to-date** compared to 2022
  - Higher efficiency ratio was driven primarily by non-recurring charges and normal Q1 seasonality
- **Adjusted efficiency ratio[1] was 43.2%[2],** compared to 41.1% in 2022
- Deposit costs increased $4.7 million in Q1 from the prior quarter, primarily related to higher earnings credit rates

Western Alliance Bancorporation®

Note: Efficiency ratio for WAL and Peers as calculated and reported by S&P Global Market Intelligence. Peers consist of 34 publicly traded banks headquartered in the U.S. with total assets between $25B and $150B as of March 31, 2023; Source: S&P Global Market Intelligence.
1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) 1Q23 is adjusted to exclude $147.6 million of pre-tax net non-operating charges for WAL

18

Significant Access to Liquidity & Funding Capacity

As of 5/12/23

Source	In-Use		Remaining Capacity		Total Available Liquidity
1. Cash	$0	+	$2.6B	=	$2.6B
2. FHLB	$7.9B	+	$3.7B	=	$11.6B
3. Fed Discount Window	$0	+	$16.2B	=	$16.2B
4. Fed BTFP	$1.3B	+	$0.05B	=	$1.35B
Total	$9.2B	+	$22.6B	=	$31.8B

Significant Available Liquidity



$9.2
$2.6
$3.7
$16.2
$0.1
$31.8
Outstanding Borrowings
Cash
FHLB
Fed Discount Window
Other Capacity
Total Liquidity Available

1Q23 Investment Portfolio



13% Low Inc. Housing
20% Agency MBS
9% Muni
16% Other
27% CLOs
15% Private MBS
$9.1 billion

Spot Rate
4.60%

Dollars in billions, unless otherwise indicated

Highlights

- Repaid all borrowings from Federal Reserve discount window by 3/31
  - Higher advance rates at FRB's discount window available, if necessary
- **Ample access to contingent liquidity** (as of 5/12)
  - On-Balance Sheet Cash: $2.6 billion
  - Total Unused Borrowing Capacity: $20.0 billion
  - **Total Unused Funding Capacity: $22.6 billion**
  - Total Available Liquidity: $31.8 billion
  - Continue to evaluate additional opportunities to establish secured borrowing facilities
- Proceeds from contracted and planned asset sales will be used to **pay down BTFP borrowings to $0** and reduce FHLB borrowings to normalized levels of ~$5B
- New deposit growth will be used to reduce wholesale funding costs and build HQLA investment balance

Western Alliance Bancorporation®

19

ROAA Industry-Leading Profitability 20 • Outstanding performance compared to peers with ROAA and ROATCE among highest in industry • Net Interest Income continues to rise through strong earning asset growth • Net Interest Income increased $161 million, or 7.3%, from 2022 due to the rising rate environment and loan repricing • NIM increased 12 bps, driven by higher yields on interest earning assets • PPNR increased $45 million, or 3.3%, from 2022 • Nominally asset sensitive • In +/- 100bps shock IRR sensitivity scenarios, net interest income varies less than 1% ROATCE Note: Peers consist of 34 publicly traded banks headquartered in the U.S. with total assets between $25B and $150B as of March 31, 2023 Source: S&P Global Market Intelligence. 1) Assumes four quarter average; WAL 1Q23 is adjusted to exclude $109.7 million of net non-operating charges, after tax 2) LTM is as of 1Q23 3) 1Q23 adjusted to exclude $147.6 million of pre-tax net non-operating charges Pre-Provision Net Revenue Net Interest Income $159 $202 $262 $369 $469 $533 $624 $746 $1,102 $1,384$1,429 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM $333 $385 $493 $657 $785 $916 $1,040 $1,167 $1,549 $2,216 $2,3774.39% 4.42% 4.51% 4.58% 4.65% 4.68% 4.52% 3.97% 3.41% 3.67%3.79% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $0.0$5.0$10.0$15.0$20.0$25.0$30.0$35.0$40.0$45.0$50.0$55.0$60.0$65.0$70.0$75.0$80.0$85.0$90.0$95.0$100.0$105.0$110.0$115.0$120.0$125.0$130.0$135.0$140.0$145.0$150.0$155.0$160.0$165.0$170.0$175.0$180.0$185.0$190.0$195.0$200.0$205.0$210.0$215.0$220.0$225.0$230.0$235.0$240.0$245.0$250.0$255.0$260.0$265.0$270.0$275.0$280.0$285.0$290.0$295.0$300.0$305.0$310.0$315.0$320.0$325.0$330.0$335.0$340.0$345.0$350.0$355.0$360.0$365.0$370.0$375.0$380.0$385.0$390.0$395.0$400.0$405.0$410.0$415.0$420.0$425.0$430.0$435.0$440.0$445.0$450.0$455.0$460.0$465.0$470.0$475.0$480.0$485.0$490.0$495.0$500.0$505.0$510.0$515.0$520.0$525.0$530.0$535.0$540.0$545.0$550.0$555.0$560.0$565.0$570.0$575.0$580.0$585.0$590.0$595.0$600.0$605.0$610.0$615.0$620.0$625.0$630.0$635.0$640.0$645.0$650.0$655.0$660.0$665.0$670.0$675.0$680.0$685.0$690.0$695.0$700.0$705.0$710.0$715.0$720.0$725.0$730.0$735.0$740.0$745.0$750.0$755.0$760.0$765.0$770.0$775.0$780.0$785.0$790.0$795.0$800.0$805.0$810.0$815.0$820.0$825.0$830.0$835.0$840.0$845.0$850.0$855.0$860.0$865.0$870.0$875.0$880.0$885.0$890.0$895.0$900.0$905.0$910.0$915.0$920.0$925.0$930.0$935.0$940.0$945.0$950.0$955.0$960.0$965.0$970.0$975.0$980.0$985.0$990.0$995.0$1,000.0$1,005.0$1,010.0$1,015.0$1,020.0$1,025.0$1,030.0$1,035.0$1,040.0$1,045.0$1,050.0$1,055.0$1,060.0$1,065.0$1,070.0$1,075.0$1,080.0$1,085.0$1,090.0$1,095.0$1,100.0$1,105.0$1,110.0$1,115.0$1,120.0$1,125.0$1,130.0$1,135.0$1,140.0$1,145.0$1,150.0$1,155.0$1,160.0$1,165.0$1,170.0$1,175.0$1,180.0$1,185.0$1,190.0$1,195.0$1,200.0$1,205.0$1,210.0$1,215.0$1,220.0$1,225.0$1,230.0$1,235.0$1,240.0$1,245.0$1,250.0$1,255.0$1,260.0$1,265.0$1,270.0$1,275.0$1,280.0$1,285.0$1,290.0$1,295.0$1,300.0$1,305.0$1,310.0$1,315.0$1,320.0$1,325.0$1,330.0$1,335.0$1,340.0$1,345.0$1,350.0$1,355.0$1,360.0$1,365.0$1,370.0$1,375.0$1,380.0$1,385.0$1,390.0$1,395.0$1,400.0$1,405.0$1,410.0$1,415.0$1,420.0$1,425.0$1,430.0$1,435.0$1,440.0$1,445.0$1,450.0$1,455.0$1,460.0$1,465.0$1,470.0$1,475.0$1,480.0$1,485.0$1,490.0$1,495.0$1,500.0$1,505.0$1,510.0$1,515.0$1,520.0$1,525.0$1,530.0$1,535.0$1,540.0$1,545.0$1,550.0$1,555.0$1,560.0$1,565.0$1,570.0$1,575.0$1,580.0$1,585.0$1,590.0$1,595.0$1,600.0$1,605.0$1,610.0$1,615.0$1,620.0$1,625.0$1,630.0$1,635.0$1,640.0$1,645.0$1,650.0$1,655.0$1,660.0$1,665.0$1,670.0$1,675.0$1,680.0$1,685.0$1,690.0$1,695.0$1,700.0$1,705.0$1,710.0$1,715.0$1,720.0$1,725.0$1,730.0$1,735.0$1,740.0$1,745.0$1,750.0$1,755.0$1,760.0$1,765.0$1,770.0$1,775.0$1,780.0$1,785.0$1,790.0$1,795.0$1,800.0$1,805.0$1,810.0$1,815.0$1,820.0$1,825.0$1,830.0$1,835.0$1,840.0$1,845.0$1,850.0$1,855.0$1,860.0$1,865.0$1,870.0$1,875.0$1,880.0$1,885.0$1,890.0$1,895.0$1,900.0$1,905.0$1,910.0$1,915.0$1,920.0$1,925.0$1,930.0$1,935.0$1,940.0$1,945.0$1,950.0$1,955.0$1,960.0$1,965.0$1,970.0$1,975.0$1,980.0$1,985.0$1,990.0$1,995.0$2,000.0$2,005.0$2,010.0$2,015.0$2,020.0$2,025.0$2,030.0$2,035.0$2,040.0$2,045.0$2,050.0$2,055.0$2,060.0$2,065.0$2,070.0$2,075.0$2,080.0$2,085.0$2,090.0$2,095.0$2,100.0$2,105.0$2,110.0$2,115.0$2,120.0$2,125.0$2,130.0$2,135.0$2,140.0$2,145.0$2,150.0$2,155.0$2,160.0$2,165.0$2,170.0$2,175.0$2,180.0$2,185.0$2,190.0$2,195.0$2,200.0$2,205.0$2,210.0$2,215.0$2,220.0$2,225.0$2,230.0$2,235.0$2,240.0$2,245.0$2,250.0$2,255.0$2,260.0$2,265.0$2,270.0$2,275.0$2,280.0$2,285.0$2,290.0$2,295.0$2,300.0$2,305.0$2,310.0$2,315.0$2,320.0$2,325.0$2,330.0$2,335.0$2,340.0$2,345.0$2,350.0$2,355.0$2,360.0$2,365.0$2,370.0$2,375.0$2,380.0$2,385.0$2,390.0$2,395.0$2,400.0$2,405.0$2,410.0$2,415.0$2,420.0$2,425.0$2,430.0$2,435.0$2,440.0$2,445.0$2,450.0$2,455.0$2,460.0$2,465.0$2,470.0$2,475.0$2,480.0$2,485.0$2,490.0$2,495.0$2,500.0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM NII NIM Highlights 1.35% 1.50% 1.56% 1.61% 1.72% 2.05% 2.00% 1.61% 1.83% 1.62% 1.43% 0.91% 0.97% 0.92% 0.94% 0.97% 1.28% 1.22% 0.95% 1.19% 1.10% 1.20% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 WAL Peers 18.3% 18.5% 17.8% 17.7% 18.3%20.6%19.6% 17.7% 26.2% 25.4% 21.9% 11.7% 11.1% 10.8% 11.6% 11.4% 15.1% 14.6% 11.5% 15.4% 15.9% 16.7% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 WAL Peers 1 1 Dollars in millions 2,3 2

427% 482% 102% 135% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 MRQ Note: Peers consist of 34 publicly traded banks headquartered in the U.S. with total assets between $25B and $150B as of March 31, 2023 Source: S&P Global Market Intelligence. 1) MRQ is 1Q23 for WAL and most peers and 4Q22 for the remainder 2) Refer to slide 2 for further discussion of Non-GAAP financial measures 21 Shareholder-Focused Capital Management Robust Capital Levels Long Term Growth in TBV per Share CET1 Peer CET11 TCE/TA Peer TCE/TA1 WAL WAL with Dividends Added Back Peer Avg Peer Avg with Dividends Added Back WAL consistently generates more capital than needed to support organic growth Common Equity Tier 1 • CET1 remains healthy at 9.4% as of 3/31 • CET1 was ~9.7% as of 4/30 Tangible Common Equity / Tangible Assets2 • TCE / TA decreased 20 bps from 2022 to 6.5%, primarily due to AOCI loss impact TBV2 Growth and Total Shareholder Return • Long-term shareholder returns driven by TBV accretion • TBVPS increased 11.9% from 2022 • 19.7% TBVPS CAGR since year end 2013 • TBVPS has increased more than 4x that of peers • Strong returns bolster capital appreciation above peers • WAL produced 10 bps of CET1 during 1Q through strong, organic capital generation and HFS loan sales Highlights 8.8% 9.3% 9.7% 10.0% 10.4% 10.7% 10.6% 9.9% 9.1% 9.3% 9.4% 7.4% 8.6% 9.2% 9.4% 9.6% 10.2% 10.3% 8.6% 7.3% 6.5% 6.5% 8.3% 8.3% 8.5% 8.6% 9.0% 8.8% 8.9% 8.2% 7.9% 7.1% 7.2% 11.4% 11.4% 11.1% 11.2% 11.1% 11.0% 10.9% 11.2% 11.5% 10.5% 10.4% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 MRQ 1 1

Appendix

Top 50 Banks by Assets - CET1 & ROAA

- WAL ranks **No. 25** of the top 50 banks on Adjusted CET1, inclusive of AOCI and HTM unrealized marks
- WAL is at the **top decile** on average ROAA

Rank	Name	CET1 Adj. for AOCI & HTM	CET1	Avg. ROAA
1	JPMorgan Chase & Co.	11.4%	13.8%	1.11%
2	First Citizens BancShares, Inc.	11.3%	12.5%	6.64%
3	United Bankshares, Inc.	11.3%	12.5%	1.36%
4	East West Bancorp, Inc.	10.9%	13.1%	1.90%
5	Bank OZK	10.8%	11.2%	2.25%
6	Prosperity Bancshares, Inc.	10.7%	15.6%	1.40%
7	Texas Capital Bancshares, Inc.	10.6%	12.4%	1.08%
8	Commerce Bancshares, Inc.	10.5%	14.5%	1.54%
9	Popular, Inc.	10.1%	16.7%	1.47%
10	Columbia Banking System, Inc.	10.0%	8.9%	0.76%
11	BOK Financial Corporation	9.9%	12.2%	1.35%
12	Ameris Bancorp	9.9%	10.1%	1.36%
13	BankUnited, Inc.	9.4%	10.8%	0.74%
14	M&T Bank Corporation	9.2%	10.2%	1.16%
15	Cullen/Frost Bankers, Inc.	9.0%	13.2%	1.27%
16	United Community Banks, Inc.	9.0%	12.1%	1.20%
17	Pinnacle Financial Partners, Inc.	9.0%	9.9%	1.39%
18	Glacier Bancorp, Inc.	8.9%	12.7%	1.12%
19	Hancock Whitney Corporation	8.7%	11.6%	1.51%
20	New York Community Bancorp, Inc.	8.5%	9.3%	2.88%
21	First Horizon Corporation	8.4%	10.4%	1.19%
22	F.N.B. Corporation	8.4%	10.0%	1.25%
23	SouthState Corporation	8.4%	11.1%	1.20%
24	Webster Financial Corporation	8.3%	10.4%	1.28%
25	**Western Alliance Bancorporation**	**8.1%**	**9.4%**	**1.57%**

Rank	Name	CET1 Adj. for AOCI & HTM	CET1	Avg. ROAA
26	Valley National Bancorp	8.0%	9.0%	1.06%
27	Fulton Financial Corporation	7.6%	9.8%	1.11%
28	Citizens Financial Group, Inc.	7.6%	10.0%	0.97%
29	First Interstate BancSystem, Inc.	7.6%	10.5%	0.91%
30	Associated Banc-Corp	7.6%	9.5%	1.05%
31	Regions Financial Corporation	7.6%	9.9%	1.47%
32	Wells Fargo & Company	7.5%	10.8%	0.76%
33	Wintrust Financial Corporation	7.4%	9.2%	1.10%
34	Cadence Bank	7.3%	10.1%	0.89%
35	Citigroup Inc.	7.3%	12.3%	0.63%
36	Synovus Financial Corp.	7.3%	9.8%	1.35%
37	Simmons First National Corporation	7.3%	11.9%	0.87%
38	UMB Financial Corporation	7.2%	10.6%	1.12%
39	Old National Bancorp	7.2%	10.0%	1.30%
40	Fifth Third Bancorp	6.8%	9.3%	1.22%
41	PacWest Bancorp	6.7%	9.2%	-2.05%
42	Huntington Bancshares Incorporated	6.5%	9.6%	1.32%
43	The PNC Financial Services Group, Inc.	6.5%	9.2%	1.15%
44	Comerica Incorporated	6.2%	10.1%	1.50%
45	First Hawaiian, Inc.	6.1%	12.0%	1.11%
46	Zions Bancorporation, National Association	5.8%	9.9%	1.02%
47	KeyCorp	5.5%	9.1%	0.95%
48	Bank of America Corporation	5.4%	11.4%	0.92%
49	U.S. Bancorp	4.9%	8.5%	0.98%
50	Truist Financial Corporation	4.6%	9.1%	1.16%
	Median	**8.1%**	**10.3%**	**1.18%**

Western Alliance Bancorporation®

23

Focused Efforts to Drive Increased Deposit Liquidity

Deposit-led growth driving loan-to-deposit ratio to mid-80s poised to lift WAL from top-quintile for largest banks to top-10

Rank	Name	Insured Deposit %	Loan / Deposit %	Insured / L/D
1	Cullen/Frost Bankers, Inc.	49%	41%	1.18x
2	Bank of America Corporation	61%	55%	1.12x
3	Simmons First National Corporation	77%	74%	1.04x
4	Commerce Bancshares, Inc.	68%	67%	1.02x
5	JPMorgan Chase & Co.	48%	47%	1.01x
6	Regions Financial Corporation	75%	76%	0.98x
7	Prosperity Bancshares, Inc.	70%	72%	0.98x
8	United Community Banks, Inc.	76%	78%	0.98x
9	Glacier Bancorp, Inc.	74%	77%	0.96x
10	First Interstate BancSystem, Inc.	72%	76%	0.95x
11	Popular, Inc.	48%	53%	0.90x
12	Cadence Bank	70%	79%	0.89x
13	First Hawaiian, Inc.	58%	67%	0.87x
14	F.N.B. Corporation	76%	90%	0.85x
15	**Western Alliance Bancorporation**	**79%**	**94%**	**0.84x**
16	UMB Financial Corporation	57%	68%	0.83x
17	Webster Financial Corporation	77%	92%	0.83x
18	Synovus Financial Corp.	73%	88%	0.83x
19	Huntington Bancshares Incorporated	69%	83%	0.83x
20	Hancock Whitney Corporation	64%	79%	0.81x
21	BOK Financial Corporation	56%	70%	0.80x
22	Pinnacle Financial Partners, Inc.	67%	84%	0.80x
23	Fifth Third Bancorp	60%	75%	0.80x
24	Wells Fargo & Company	55%	70%	0.80x
25	KeyCorp	66%	83%	0.79x
26	Associated Banc-Corp	76%	96%	0.79x
27	PacWest Bancorp	71%	91%	0.78x
28	Truist Financial Corporation	63%	81%	0.78x
29	SouthState Corporation	65%	84%	0.77x
30	Old National Bancorp	70%	91%	0.77x
31	Citizens Financial Group, Inc.	68%	90%	0.76x
32	Wintrust Financial Corporation	70%	93%	0.76x
33	The PNC Financial Services Group, Inc.	55%	75%	0.74x
34	United Bankshares, Inc.	67%	92%	0.72x
35	Columbia Banking System, Inc.	64%	89%	0.72x
36	Fulton Financial Corporation	69%	97%	0.71x
37	Bank OZK	67%	99%	0.68x
38	New York Community Bancorp, Inc.	66%	97%	0.68x
39	Zions Bancorporation, National Association	55%	81%	0.68x
40	Valley National Bancorp	69%	102%	0.67x
41	M&T Bank Corporation	55%	83%	0.67x
42	U.S. Bancorp	51%	77%	0.66x
43	BankUnited, Inc.	62%	97%	0.64x
44	East West Bancorp, Inc.	56%	89%	0.63x
45	Comerica Incorporated	53%	85%	0.62x
46	Texas Capital Bancshares, Inc.	55%	91%	0.61x
47	First Horizon Corporation	56%	96%	0.59x
48	Ameris Bancorp	58%	101%	0.58x
49	Citigroup Inc.	27%	49%	0.56x
50	First Citizens BancShares, Inc.	53%	99%	0.54x
	Median	**66%**	**83%**	**0.79x**

Western Alliance Bancorporation®

Note: Deposit % as of March 31, 2023, except for WAL, which is as of May 12, 2023. Deposit insurance includes direct, collateralized, pass-through, and insured networks
WAL Loan-to-Deposit % uses HFI Loans
Source: S&P Global Market Intelligence, 1Q23 company earnings presentations, and 1Q23 Call Reports

24

WAL’s Thoughtful Evolution 25 Deliberate evolution from a Nevada-focused community bank to a national commercial bank Nevada Community Bank (1994 – 2002) Regional Bank with a National Reach (2010 – 2017) 1994 Founded as Bank West of Nevada 2003 Opened de novo Torrey Pines Bank in SoCal 2005 IPO 2015 Acquisition of Bridge Bank 2021 Partnership with TassatPay to offer blockchain payments 2021 Crossed $50B in assets 2021 Acquisition of AmeriHome Mortgage 2016 Acquisition of GE Hotel Finance Portfolio 2003 Opened de novo Alliance Bank of AZ Ke y Co rp or at e Ev en ts N ew B us in es s Li ne s Total Assets ($Bn) 4Q02 $0.9 4Q09 $5.8 2Q14 $10.0 4Q17 $20.3 2Q19 $25.3 3Q21 $52.8 1Q23 $71.0 National Business Lines Nascent Regional Bank (2003 – 2009) Dec-2002 WAL investors acquire to expand regionally 2Q05 $2.6 National Commercial Bank (2018 – Present)

Business Transformation

Deliberate business transformation emphasizes underwriting specialization and diversification strategy, which sustains superior asset quality

Characteristics

Composition

Geography

Loan Portfolio: 2010

- Community banking focused
- Nevada concentrated
- Local business C&I and HNW developers



Other
4%
C&D
10%
Other C&I
20%
Residential
11%
Warehouse Lending
1%
Hotel
2%
$4.2 Bn
CRE, Owner Occupied
28%
CRE, Non-Owner Occupied
24%



NV
40.4%
CA
21.9%
AZ
17.0%
Other
20.7%

Loan Portfolio: 1Q23

- National, specialized commercial bank
- Regional footprint
- Specialized C&I and institutional sponsor-backed developers



Municipal & Nonprofit
3%
Other
1%
C&D
9%
Tech & Innovation
5%
Equity Fund Resources
2%
Other C&I
13%
$46.4 Bn
CRE, Owner Occupied
4%
CRE, Non-Owner Occupied
12%
Residential
32%
Warehouse Lending
10%
Hotel Franchise Finance
9%
25% of Loans Credit Protected



CA
38.8%
AZ
9.4%
NV
6.0%
Other
45.8%

Highlights

- Deliberate, decade-long business transformation strategy
  - **Nearly 70% of GFC losses from 4Q09 to 4Q12 came from categories comprising 44% of portfolio at 4Q09, which today makes up <6% of loans**
    - Losses concentrated in Nevada and consumer lending during GFC
  - **Since year-end 2013, cumulative NCOs of $35mm vs total ACL of $350mm today**
    - No quarterly NCO >$8.2mm (13bps)
- Diverse mix of regionally-focused commercial banking divisions and nationally-oriented, specialized businesses
  - National reach and deep segment expertise enables selective relationships with strong counterparties, leading profitability and superior company risk management
  - Nevada loan concentration reduction: 40% to 6%
  - National lending diversification: 21% to 46%
  - CRE loan concentration reduction: 54% to 25%
- **50% of loans in low-to-no-loss categories today**

Western Alliance Bancorporation®

26

Branch-Lite, National Commercial Bank 27 A national banking platform of specialized financial services, paired with attractive regional markets, provides complementary, diversified revenue streams and high operating leverage to produce superior financial returns WAL’s branch network represented by major MSAs Physical office location of business development employees Remote locations of business development employees Business development offices primarily driven by loan and deposit initiatives for: − Bridge Bank / Tech & Innovation − Warehouse Lending − National CRE − Settlement Services − Business Escrow Services − HOA Services National Business Line Growth

Commercial Real Estate Statistics

CRE ($11.2 Billion; 25% of Total Loans)


15%
35%
29%
21%
Hotel
Office
Other CRE - Investor
Other CRE - OO

Asset Quality

($B)	3/31/23	Special Mention %	Sub-Std %
Hotel	$4.3 ($3.9 – CRE Inv.)	0.2%	4.9%
Office	$2.5 (~$2.4 – CRE Inv.)	2.6%	1.5%

Office ($2.5 Billion; 5% of Total Loans)

- Primarily shorter-term bridge loans for repositioning or redevelopment projects
- Strong sponsorship from institutional equity and large regional and national developers
  - All direct relationships generated by WAL
  - Significant up-front cash equity required from sponsors
- Conservative loan-to-cost underwriting
  - Average LTV < 55%; Average LTC ~62%
  - No junior debt / mezzanine
- Largely suburban exposure in "Work From Home" MSAs
  - <15% in San Fran. / Bay Area, Seattle, and NYC
- Limited exposure to Downtown / Central Business Districts (CBDs)

Western Alliance Bancorporation®
28